LEASE INDEX

1.    DEFINITIONS                                                       -1-

2.    PREMISES AND TERM                                                 -3-

3.    RENT                                                              -4-

4.    USE OF PREMISES                                                   -4-

5.    ASSIGNMENT AND SUBLETTING                                         -5-

6.    ACCESS TO PREMISES                                                -6-

7.    LANDLORD'S SERVICES                                               -6-

8.    ELECTRICAL OVERLOAD: STRUCTURAL OVERLOAD                          -7-

9.    PARKING AREAS                                                     -8-

10.   LEASEHOLD IMPROVEMENTS                                            -8-

11.   REPAIRS AND MAINTENANCE                                           -8-

12.   ALTERATIONS AND IMPROVEMENTS                                      -9-

13.   INDEMNITY                                                         -10-

14.   DAMAGE BY FIRE OR THE ELEMENTS                                    -10-

15.   BUILDING RULES AND REGULATIONS                                    -11-

16.   EMINENT DOMAIN                                                    -11-

17.   SIGNS AND ADVERTISING                                             -11-

18.   TENANT'S DEFAULT                                                  -12-

19.   CONTRACTUAL LANDLORD'S LIEN                                       -14-

20.   SUBORDINATION; ESTOPPEL CERTIFICATES                              -15-

                                       I
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21.   TRANSFER OF LANDLORD'S INTEREST                                   -15-

22.   QUIET ENJOYMENT                                                   -16-

23.   SECURITY DEPOSIT                                                  -16-

24.   MECHANIC'S LIENS                                                  -16-

25.   FORCE MAJEURE                                                    -17-

26.   SEVERABILITY                                                      -17

27.   HOLDING OVER                                                      -17-

28.   RELOCATION                                                        -17

29.   RENT A SEPARATE COVENANT                                          -17

30.   JOINT AND SEVERAL LIABILITY                                       -18-

31.   ABSENCE OF OPTION                                                 -18-

32.   CORPORATE TENANCY                                                 -18-

33.   BROKERAGE COMMISSION                                              -18-

34.   LANDLORD'S DEFAULT                                                -18-

35.   NOTICES                                                           -19-

36.   INSURANCE                                                         -21-

37.   RECORDING                                                         -21-

38.   STATUTORILY MANDATED NOTIFICATION                                 -21-

39.   NON-DISCLOSURE                                                    -21-

40.   HAZARDOUS MATERIALS                                               -23-

                                      II

41.   AMENDMENTS

      EXHIBIT A - PLAN OF PREMISES                                      -25-

      EXHIBIT B - LEASEHOLD IMPROVEMENTS AND/OR SERVICES                -26-

      EXHIBIT C - BUILDING RULES AND REGULATIONS                        -27-



                                      III

                                     LEASE

      THIS LEASE AGREEMENT ("Lease") is made this _________day of ____________, 1995 between "Landlord" and "Tenant," as hereafter defined.

                             W I T N E S S E T H:

      WHEREAS, Tenant desires to lease from Landlord and the Landlord desires to lease to Tenant, certain commercial office space set forth herein.

      NOW, THEREFORE, for and in consideration of the rents and all other charges and payments provided for hereunder and of the covenants, agreements, terms, provisions and conditions setforth herein, Landlord and Tenant hereby agree as follows:

      1. DEFINITIONS. For purposes of this Lease, the following terms shall bear the meanings set forth in this section, unless the context clearly requires otherwise:

      (a)   "Landlord": UNIVERSITY FINANCIAL PLAZA ASSOCIATES, LTD

            Address:          3300 University Drive
                              Suite 002
                              Coral Springs, FL  33065

      (b)   "Tenant":   TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC.

            Address:          3300 University Drive
                              Suite 001
                              Coral Springs, FL  33065

      (c) "Premises": Suite No. 001 consisting of approximately 4,541 square feet and as of October 1, 1996 5,893 square feet of rentable area, which the parties agree are contained in the Premises, as outlined in red on the attached Exhibit "A", expressly made a part hereof. The Premises are located on the 1ST floor of the structure, hereinafter called the "Building" located at 3300 University Drive, Coral Springs, Florida, 33065.

      (d)   "Use of Premises":REAL ESTATE DEVELOPMENT OFFICE

      (e) "Commencement": On July 1, 1996 (the anticipated Commencement Date"), or upon the date the Landlo rd can deliver possession of the Premises. It is agreed that the Tenant will take occupancy of the Premises on a date prior to July 1, 1996 in the event Landlord can deliver possession of the Premises.

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      (f)   "Term": Not less than 63 months commencing on the Commencement Date of this Lease and terminating on the last day of the 63th calendar month after Commencement date, now contemplated as September 3, 2001.

      (g) "Rent": The sum of $59,033.04 DOLLARS annually, payable monthly in equal monthly installments in the sum of $4,919.42 DOLLARS as defined in Article 3 of this Lease. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, deduction, or offset, at its management office presently located at Suite 002, 3300 University Drive, Coral Springs, Florida, 33065, or at such other place as Landlord may hereafter specify in writing. Landlord and Tenant understand and agree that included within the Rent provided for in this Article 1 (g) is the estimated "Operating Cost" for the first (base) year of the term of this Lease which sum is more particularly identified in Article 1 (i) hereinafter.

            RENT STARTING OCTOBER 1, 1996:

            "Rent": The sum of $76,609.00 DOLLARS annually, payable monthly in equal monthly installments in the sum of $6,384.09 DOLLARS as defined in Article 3 of this Lease. Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, deduction, or offset, at its management office presently located at Suite 002, 3300 University Drive, Coral Springs, Florida, 33065, or at such other place as Landlord may hereafter specify in writing. Landlord and Tenant understand and agree that included within the Rent provided for in this Article 1 (g) is the estimated "Operating Cost" for the first (base) year of the term of this Lease which sum is more particularly identified in Article 1 (i) hereinafter.

            Second Lease Year: The sum of $80,439.45 Dollars annually, payable in equal monthly installments in the sum of $6,703.29 Dollars as defined in Article 3 of this Lease.

            Third Lease Year: The sum of $84,461.43 Dollars annually, payable in equal monthly installments in the sum of $7,038.46 Dollars as defined in Article 3 of this Lease.

            Fourth Lease Year: The sum of $88,684.51 Dollars annually, payable in equal monthly installments in the sum of $7,390.38 Dollars as defined in Article 3 of this Lease.

            Fifth Lease Year: The sum of $93,118.74 Dollars annually, payable in equal monthly installments in the sum of $7,759.90 Dollars as defined in Article 3 of this Lease.

            Option Years Six through Ten: The annual rent payable by Tenant to Landlord during each option year shall be as follows:

            Sixth Lease Year: The sum of $97,774.68 Dollars annually, payable in equal monthly installments in the sum of $8,147.89 Dollars as defined in Article 3 of this Lease.

            Seventh Lease Year: The sum of $102,663.42 Dollars annually, payable in equal monthly installments in the sum of $8,555.29 Dollars as defined in Article 3 of this Lease.

            Eighth Lease Year: The sum of $107,796.60 Dollars annually, payable in equal monthly installments in the sum of $8,983.05 Dollars as defined in Article 3 of this Lease.

            Ninth Lease Year: The sum of $113,186.43 Dollars annually, payable in equal monthly installments in the sum of $9,432.21 Dollars as defined in Article 3 of this Lease.

            Tenth Lease Year: The sum of $118,845.76 Dollars annually, payable in equal monthly installments in the sum of $9,903.82 Dollars as defined in Article 3 of this Lease.

      (h)   "Security Deposit"The sum of $4,541.00 DOLLARS.

      2. PREMISES AND TERM. Landlord, in consideration of the Rent hereinafter reserved to be paid and of the covenants, conditions, and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above in Article 1, Section (c).

      If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but, in that event, there shall be an abatement of Rent covering the period between the anticipated Commencement Date and the time when Landlord can deliver possession, the date when Landlord can deliver possession being deemed to be the "Commencement Date". The ending date of this Lease shall be extended for not less than an identical period of time that transpired between the anticipated Commencement Date and the actual Commencement Date, it being the parties' intent that this Lease have not less than a complete term as described and contemplated in Article 1, Section
(f) above. To this end, if the actual Commencement Date is a day other than the first day of a particular month, the term of the Lease shall not expire until the last day of the last month of the proposed term as described in Article 1, Section (f). If the Commencement Date is other than the anticipated Commencement Date, the parties' representatives shall execute a letter amendment to this Lease (which they are hereby authorized to do) whereby the Commencement Date and expiration date of this Lease will be specified. By occupying the Premises, Tenant shall be conclusively deemed to have accepted the Premises as complying fully with Landlord's covenants and obligations.

      3. RENT. Tenant covenants and agrees to pay, without demand, deduction of offset, to Landlord Rent and Additional Rent for the Premises as described above in 1, Section (g), on or by calendar month of the term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full term of this Lease, subject to the adjustments as provided hereinafter, if any, along with any applicable tax, at the then current rate. In the event the Commencement Date occurs on a day other than the first (1st) day of a calendar month, the first Rent payment shall be in the amount of the Rent for one (1) full calendar month plus the prorated Rent for the calendar month in which the term of this Lease commences such payment to be due on the Commencement Date.

      Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent" or a provision is made for the collection of said sum as "Additional Rent," said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder. In the event any installment or increment of Rent or Additional Rent payable under this Lease shall not be paid when due, a "late charge" of four percent (4%) of the amount overdue shall be charged (as Additional Rent) by Landlord for the purpose of defraying the expense incident to handling such overdue payment and for the purpose of compensating Landlord for its attendant loss of cash flow.

      4. USE OF PREMISES. The Premises shall be used by Tenant as described above in Article 1, Section (d), and for no other purpose without the prior written discretionary consent of Landlord. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, stature, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them or use or allow the

Premises to be used for any improper, immoral, unlawful or objectionable purpose (as determined by Landlord); nor shall Tenant cause, maintain, or permit any nuisance (as determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, statutes, ordinances, directions, regulations and requirements of all federal, state, county and municipal authorities pertaining to Tenant's use of the Premises and with the recorded covenants, conditions and restrictions pertaining thereto, regardless of when they become effective or applicable, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, hazardous materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and The Americans with Disability to time ("ADA") and with any direction of any public officer or officials which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises.

      5. ASSIGNMENT AND SUBLETTING. Tenant shall not assign the right of occupancy under this Lease, or any other interest therein, or sublet the Premises, or any portion thereof, without the prior written consent of Landlord, which the parties agree shall not be unreasonably withheld. When Tenant requests Landlord's consent to such assignment or sublease, Tenant shall notify Landlord in writing of the name and address of proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide financial information including financial statements of the proposed assignee and subtenant. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement. Tenant absolutely shall have no right of assignment or subletting if Tenant is then in default of this Lease. Should Landlord elect to grant its written consent to any proposed assignment to sublease (whether by Tenant or by others claiming by or through Tenant), Tenant or such others agree to pay Landlord an administrative fee for each transaction in a reasonable amount (but not less than $150.00), plus reasonable attorney's and paralegal' fees to process and approve such assignment or sublease, and Landlord may describe the substance and form of such assignment or sublease.

      Upon completion of any approved assignment of the Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent (FOR A PERIOD OF SIX MONTHS, FROM SUCH ASSIGNMENT). Consent by Laner of Landlord's rights as to any subsequent assignments' subletting. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease rather than permitting any assignment or subletting by Tenant.

      Should Landlord permit any assignment of subletting by Tenant and should the monies received as a result of such assignment or subletting (when compared to the monies still payable by Tenant to Landlord) be greater than would have been received hereunder had the Landlord not permitted such assignment or subletting, then the excess shall be payable by Tenant to Landlord, it being the parties' intention that Landlord, and not Tenant, in consideration for Landlord's permitting such assignment or subletting receive any and all such excess. If there are one or any assignments or subletting by Tenant to which Landlord consents, then any and all renewal options to be exercised subsequent to the date of such assignment or subletting and an option to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Landlord's sole discretion. In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the Building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. The provisions of Article 36 hereafter dealing with "Notices" shall be amended to provide the correct names and addresses of the assignee or sublessee. If Tenant is a corporation whose stock is not regularly traded on a bona fide public exchange, and if any transfer, sale, pledge or other disposition of the common stock shall occur which changes the power to vote the majority of the outstanding capital sh action shall be considered an assignment under the terms of this Lease. Any breach of this Article 7 by Tenant will constitute a default under the terms of this Lease, per Article 20 hereof.

      6. ACCESS TO PREMISE. Landlord or its authorized agent or agents shall have the right to enter upon the Premises at all reasonable times for the purposes of inspecting the same, preventing waste, making such repairs as Landlord may consider reasonable or necessary and showing the Premises to prospective tenants, mortgagees and/or purchasers. If during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and renovate and redecorate the Premises without elimination or abatement of Rent or incurring liability to Tenant for any compensation or offsets in Rent and charges owed and such acts shall have no effect upon this Lease.

      7. LANDLORD'S SERVICES. Landlord shall furnish the Premises with (i) electricity subject to Article 10 of this Lease; (ii) heat and air-conditioning during reasonable and usual business hours (exclusive of Saturday afternoons, Sundays and holidays) reasonably required for the occupation of the Premises, such heat and air-conditioning to be provided by utilizing the existing systems in the Building, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired, or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such heat and air-conditioning; (iii) elevator service; (iv) lighting replacement or Building Standard lights; (v) toilet room supplies; (vi)daily janitor service during the time and in the manner that such janitor service is customarily furnished in first class office buildings in the metropolitan area where the Building is located; (vii) water; and (viii) sewerage. The foregoing services are designated "Building Standard".

      Tenant agrees that Landlord is only responsible for Building Standard Maintenance and Building Standard services. If other more complete or special services and maintenance (over Building Standard) are required then Tenant solely shall be and is responsible for same and for any expenses and costs of any nature whatsoever associated with same. To this end, Tenant is and shall be solely responsible for any expenses and costs of any nature whatsoever associated with, among other things, maintaining upgraded tenant improvements in the Premises, replacing non-Building Standard lighting fixtures and bulb in the Premises, servicing, operating and maintaining any separate and non-Building Standard HVAC systems and facilities serving the Premises, etc.

      Landlord shall not be liable for any damages directly or indirectly resulting from, nor shall any Rent herein set forth be reduced or abated by reason of (1) installations, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building or because of any governmental laws, regulations or restrictions. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any and all of the provisions of this Lease.

      8.    ELECTRICAL OVERLOAD: STRUCTURAL OVERLOAD.

            A. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

                  (1) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 3 watts per square foot (including overhead lighting).

                  (2) Tenant's overhead lighting shall not have a design load greater than an average of 2 watts per square foot.

                  (3) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (1) and (2) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                        (a) Tenant shall pay for all costs of installation and maintenance of submeter, wiring, air conditioning and other s required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities.

                        (b) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rate determined by Landlord which shall be in accordance with any applicable laws.

                        (c) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with the public utility for the supplying of such utility service.

            B. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and similar s and any reinforcement deemed by Landlord to be required under the circumstances, such reinforcement to be at Tenant's pre-paid expense.

      9. PARKING AREAS. Landlord shall keep and maintain in good condition any parking areas that may be provided. Landlord reserves the right to control the method, manner and time of parking in parking spaces.

      10. LEASEHOLD IMPROVEMENTS. The Premises are rented "as is", without any additional services or improvements to be rendered by Landlord other than those services described in Article 9 and such other services or improvements as may be described in Exhibit "B" attached hereto expressly made a part hereof. If Landlord is to additionally improve, alter, remodel, or do any physical act or thing to the space as presently constituted or as described in Exhibit B, same shall be at the sole expense of Tenant and shall be effected only by an "Extra Work Agreement" signed by the parties, the monies due Landlord from Tenant for which shall be deemed "Additional Rent" hereunder. In the absence of an "Extra Work Agreement" signed by the parties, Landlord is under no obligation to make any such alteration, remodeling or improvement or do any physical act or thing to the space.

      Any and all expenses and costs of any nature whatsoever attributed to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely by Tenant and may be deemed by Landlord to be "Additional Rent" hereunder.

      11. REPAIRS AND MAINTENANCE. Landlord will, at its own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the Building Standard services referred to in Article 9, unless any such damage is caused by acts or omissions of Tenant, its agents, customers, employees, principals, contractors, consultants, assigns, subtenants or invitees, in which event Tenant will bear the cost of such repairs. Tenant will not injure the Premises or the Building and will maintain the Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver the Premises to Landlord in the same condition in which they existed at the commencement of this Lease, excepting only ordinary wear and tear. This Article 13 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Article 16 hereof shall apply) or damage resulting from an Eminent Domain taking (as to which Article 18 hereof shall apply).

      12. ALTERATIONS AND IMPROVEMENTS. Tenant shall make no alterations, additions or improvements to the Premises without the prior written approval of Landlord, unless in each instance and for each such alteration, addition or improvement Landlord or contractor approved by Landlord is hired to do such alterations, additions or improvements. Such approval shall not be unreasonable withheld in the case of alterations, additions or improvements are normal for the use described in Section i (d) of this Lease, do not adversely affect utility of the Premises for future tenants, do not alter the exterior of the Building, and are accompanied by prepayment or bond provisions or waivers by the contractor in form satisfactory to Landlord sufficient to protect the Building. Furthermore, and as a condition of obtaining Landlord's approval, any such alterations, additions or improvements absolutely shall not affect the plumbing, electrical and HVAC systems in the Premises or the Building and shall not be of a structural nature (EXCEPT AS MAY BE APPROVED IN WRITING BY LANDLORD). Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits. Landlord reserves the right to have final approval of the contractors hired by Tenant. All such contractors hired by Tenant shall be, at levels and coverage prescribed by Landlord, bonded and insured, and Landlord may require evidence of same, which Tenant agrees to secure and provide Landlord prior to the commencement of any work by such contractors. All alterations, additions or improvements, whether temporary or permanent in character, made in or on the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the term hereof shall remain in or upon the Premises without compensation to Tenant. All of Tenant's furniture, moveable trade fixtures and equipment not attached to the Building may be removed by Tenant at the termination of this Lease, if not removed, shall, at the option of Landlord, become. To the extent Tenant makes any alterations, additions or improvements and/or to the extent Landlord on behalf of Tenant under an "Extra Work Agreement" makes such alterations, additions or improvements, and as a result thereof it can be determined that thereupon was caused an increase in real estate taxes or insurance premiums, then Tenant shall be responsible for reimbursing Landlord for such increases as Landlord my pay. Tenant shall keep the Premises and Building free from any liens arising from any work performed in accordance with this Lease. Any such alterations, additions or improvements conducted by Tenant shall be in accordance with all federal, state and local laws, rules and regulations, including, without limitation, the ADA.

      13. INDEMNITY. Landlord shall not be liable for, and Tenant will indemnify, and save Landlord harmless of and from, all fines, suits, damages, claims, demands, losses and actions (including reasonable attorneys' and paralegal' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) for any injury to person or damage to or loss of property on or about the Premises and Building caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, agents, principals, contractors, consultants, assigns, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises, unless such injury or damage was caused solely by Landlord's gross negligence. Landlord shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of governmental body or authority, by other tenants of the Building or by any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may ariany part of the Building, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional act. It is specifically understood and agreed that there shall be no personal liability on Landlord with respect to any of the covenants, conditions or provisions of this Lease, in the event of a breach or default by Landlord of any of its obligations under this Lease. Separate from and in addition to any consideration for the execution of this Lease, Landlord has paid to Tenant the sum of $50.00 as consideration for Tenant's indemnification under this Lease.

      14. DAMAGE BY FIRE OR THE ELEMENTS. In the event that the building should be totally destroyed by fire, tornado or other casualty, or in the event the Premises within the Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease. In such event, the Rent shall be abated during the unexpired portion of this Lease effective as of the date of such notice.

      In the event the Building or the Premises should be damaged by fire, tornado, or other casualty covered by Landlord's insurance, Landlord may elect to rebuild or repair damage, but only to such extent that rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within thirty (30) days after the date of such damage or such election, commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it/they was/were immediately prior to the happening of the casualty, except that Land or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or Premises. Landlord shall, unless such damage is the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, principals, contractors, consultants, assigns, subtenants or invitees, allow Tenant a fair diminution of Rent during the time of such rebuilding or repairs.

      In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Building, requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      15. BUILDING RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations printed on or annexed to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by any other tenant or occupant of the Building. Tenant shall and does hereby have an affirmative obligation (to include indemnification of Landlord, per Article 15 hereof) to notify its agents, employees, principals, assigns, subtenants and invitees of the contents of such Rules and Regulations and of this Lease and to assure their compliance therewith.

      16. EMINENT DOMAIN. If the whole or a portion of the Building shall be taken for any public or quasi-public use under any statute or by right of Eminent Domain or private purchase in lieu thereof, then at Landlord's option, but not otherwise, the term hereby demised and all rights of Tenant hereunder shall immediately cease and terminate and the Rent shall be adjusted as of the date of such termination. Tenant shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof. Nevertheless, anything to the contrary notwithstanding, likewise at Landlord's option, but not otherwise, if the Premises are not included in by such condemnation (or other taking), then this Lease and each and every one of its provisions shall continue in full force and effect.

      17. SIGNS AND ADVERTISING. Without the prior written approval of Landlord, which may be withheld at Landlord's discretion, Tenant shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Premises or the Building. Notwithstanding the foregoing, Tenant may, with Landlord's prior approval, display Tenant's name on or near the entrance to the Premises, in a manner prescribed by Landlord. Tenant may use exterior location used by previous tenant, subject to Landlord's approval, and any governmental regulations. Tenant may also use the building lobby sign space formerly used by the former tenant for a lobby sign subject to Landlord's reasonable approval.

18. TENANT'S DEFAULT. Landlord, at its election, may exercise any one or more of the options referred to below upon the happening, or at any time after the happening, of any one or more of the following events, to wit:

            (a) Tenant's failure to pay the Rent, Additional Rent, or any other sums payable hereunder for a period of three (3) days after written notice by Landlord;

            (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period of ten (10) days after written notice by Landlord;

            (c)   The bankruptcy of Tenant;

            (d)   Tenant making an assignment for the benefit for creditors;

            (e) A receiver or trustee being appointed for Tenant or a substantial portion of Tenant's assets;

            (f) Tenant's voluntary petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangements of insolvency law;

            (g) Tenant's deserting, vacating or abandoning any substantial portion of the Premises for attempting to mortgage or pledge or otherwise encumber in any way its interest hereunder;

            (h) Tenant's interest under this Lease being sold under execution or other legal process;

            (i) Tenant's interest under this Lease being modified or altered by any unauthorized assignment or subletting or by operation of law;

            (j) Any of the goods or chattels of Tenant used in, or incoperation the of Tenant's business in the Premises being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding;

            (k) Tenant's failure to pay timely the Rent, Additional Rent, or any other sums payable hereunder when due for two (2) consecutive months or for a total of four (4) months in any lease or calendar year, no notice whatsoever to be due Tenant from Landlord;

            (l) Tenant's failure to operate continuously during normal business hours from Premises in a fully staffed, fully equipped manner and/or as contemplated by Article 1 (d) of this Lease;

            (m) Tenant's failure to take occupancy of the Premises whetendereds by Landlord to Tenant, unless Rent has been prepaid to cover the applicable period of non-occupancy.

      In the event of any of the foregoing happenings, Landlord, at its election, may exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein listed or otherwise provided by statute or general law at the same time or in subsequent times or actions;

            (1) Terminate Tenant's right to possession under the Lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Rent, Additional Rent, or other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of the Lease.

            (2) Declare this Lease to be terminated, ended and null and void, and re-enter upon and take possession of the Premises whereupon all right, title and interest of Tenant in the Premises shall end.

            (3) Accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

      No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by Landlord of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include, the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

      The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or Building, and/or claim or injury or damage.

      The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county of municipality in which the Building is located. In the event it shall be necessary (as determined by Landlord) for Landlord at any time to institute or defend any legal action or proceedings of any nature for the enforcement of, or as regards, this Lease, or any of the provisions hereof, or any of its statutory or common law rights as concern Tenant, or to employ an attorney therefor, Tenant agrees to pay all court costs and reasonable attorney's and paralegals, fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings) incurred by Landlord.

      Time is of the essence of this Lease; and in case Tenant shall fail to perform the covenants on its part to be performed at the time fixed for the performance of such respective covenants by the provisions of this Lease, Landlord may declare Tenant to be in default such Lease.

      19. CONTRACTUAL LANDLORD'S LIEN. Landlord shall have, rent of all Rent, Additional Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in Rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. In consideration of this Lease, upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law.

Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Article 36 dealing with "Notices" in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's and paralegal' fees (whether incurred court, on appeal or in bankruptcy or administrative proceedings) and other expenses, shall be applied as a credit against the indebtedness secured by the security interest granted in Article 21. Any surplus shall be paid to Tenant or as other wise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Florida.

      20. SUBORDINATION; ESTOPPEL CERTIFICATES. In consideration of the execution of this Lease by Landlord, Tenant accepts this Lease subject to any deeds of conveyance and any deeds of trust, master leases, security interests or mortgages and all renewals, modifications, extensions, consolidations and replacements of the foregoing which might now or hereafter constitute a lien upon the Building (or the land upon which it is situated) or improvements therein or thereon or upon the Premises and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the property. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, for the purpose of confirmation at any time hereafter, on demand in the form(s) prescribed by Landlord, execute any instruments, estoppel certificates, release or other documents that may be requested or required by any purchaser or any holder of any superior interest for the purposes of subjecting and subordinating this Lease to such deed or conveyance or to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. SUCH SUBORDINATION SHALL BE EVIDENCED BY THE SUBORDINATION AND NON-DISTURBANCE AGREEMENT ATTACHED HERETO WHICH SHALL BE EXECUTED BY LANDLORD AND TENANT AND SHALL NOT BE RECORDED IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Tenant should Tenant fail or refuse to do so within ten (10) days of Landlord's written request for such instrument or document. In the event the Building is sold or subjected to foreclosure proceedings, Tenant shall attorn to the purchaser and recognize same as Landlord under this Lease. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser at any such foreclosure or to the grantee of a deed in lieu of foreclosure and recognize such purchaser or grantee as Landlord under this Lease.

      21. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

      22. QUIET ENJOYMENT. Provided Tenant has fully, duly and timely performed all of the terms, covenants, agreements and conditions of this Lease on its part to be performed, including the payment of Rent and all other sums due hereunder, Tenant shall peacefully and quietly hold and enjoy the Premises, except as described in 22 above, against Landlord and all persons claiming by, through or under Landlord, for the term herein described, subject to the provisions and conditions of this Lease.

      23. SECURITY DEPOSIT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord a Security Deposit as described in Article 1, Section (h), which sum shall be retained by Landlord as a Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performing expressly understood that such deposit shall not be considered an advance payment of Rent or Additional Rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other available remedy, use such deposit to the extent necessary to make good any arrearage of Rent, Additional Rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration of this Lease. If Landlord transfers its ownership interest in the Building during the Lease term, Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit.

      24. MECHANIC'S LIENS. Tenant is prohibited from making, and agrees not to make, alterations in the Premises, except as permitted by Article 14, and Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the term hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay same. If default in payment thereof shall continue for ten (10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses, interest, and reasonable attorney's and paralegal's fee (whether incurred in court, out of court, on appeal or other proceedings), shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, and if not so paid within ten (10) days of the rendition of such bill shall constitute default under Article 20 hereof. The interest of Landlord shall not be subject to liens for improvements made by Tenant in and to the Premises. Tenant shall notify every contractor making such improvements of the provisions set forth in the preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver, without charge to the other, a Memorandum of Lease in recordable form containing a confirmation that the interest of Landlord shall not be subject to liens for improvements made by Tenant to the Premises.

      25. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, theft, fire, public enemy, injunction, insurrection, court order, requisition of other governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

      26. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

      27. HOLDING OVER. The failure of Tenant to surrender the Premises on the date provided herein for the expiration of the term of this Lease (or at the time the Lease may be terminated otherwise by Landlord), and the subsequent holding over by Tenant, with or without the cons the Rent payable at the time of the date provided herein for the expiration of this Lease or at the time the Lease may be terminated otherwise by Landlord. This provision does not give Tenant any right to hold over at the expiration of the term of this Lease, the parties agree that it shall not be deemed to be a renewal of the Lease term, either by operation of law or otherwise.

      28. RELOCATION. Landlord may at any time during the term (as may be extended) of this Lease relocate Tenant, providing Landlord pays the reasonable cost of the relocation, and substitute for the Premises other space (which would then become the "Premises" for the purposes of this Lease) in the Building. The parties expressly agree that Landlord shall pay the reasonable moving costs of such relocation, but shall not be responsible for any other costs, damages or injuries of any nature whatsoever. Tenant's new space shall be substantially comparable to the Premises hereby leased. Tenant shall relocate within thirty
(30) days (or such additional time as Landlord may direct) of Landlord's written notice to Tenant that Tenant do so. Tenant's failure timely so to relocate shall be a Default (see Article 20 of this Lease), no curative notice of any nature (after the expiration os such 30 day or additional period) shall be due Tenant from Landlord. Upon such a Default by Tenant, Landlord shall have all the rights and remedies described in said Article 20.

      29. RENT A SEPARATE COVENANT. Tenant shall not for any reason withhold or reduce Tenant's required payments of Rent and other charges provided in this Lease, it being expressly understood and agreed by the parties that the payment of Rent and

Additional Rent is a contractual covenant by Tenant that is independent of the other covenants of the parties hereunder.

      30. JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships, or other business associations (or any combination of such individual, corporation, partnership or other business association to pay Rent and perform all other obligations hereunder shall be deems to be joint and several. In like manner, if Tenant, is a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each member shall be joint and several.

     31. ABSENCE OF OPTION. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

      32. CORPORATE TENANCY. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant. If Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers listed on the signature page of this Lease or members of his, her or their immediately family. If there shall occur any change in the ownership of and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written consent of Landlord, then Landlord shall have the option to terminate, furthermore, Tenant shall have an affirmative obligation to notify immediately Landlord of any such change.

      33. BROKERAGE COMMISSION. Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease and agrees to indemnity and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys' and paralegal' fees (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceedings).

      34. LANDLORD'S DEFAULT. Landlord shall in no event be charged with default in the performance of any of its obligations under this Lease unless and until Landlord shall have failed to perform such obligations within ten (10) days (or within such additional time as is reasonably required to remedy any such default) after written notice to Landlord by Tenant properly specifying and detailing the particulars of wherein and whereby Tenant claims Landlord has failed to perform such obligations. If the holder of the first mortgage covering the Premises shall have give prior written notice to Tenant that it is the holder of such first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, that Tenant shall give such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord as hereinabove provided. Such mortgagee shall have the right within thirty (30) days (or within such additional time as is reasonable required to correct any such default) after receipt of such notice to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord by Tenant shall be null and void unless simultaneous notice has been given by Tenant to said first mortgagee.

      Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord personally or the assets of Landlord but are made and intended to bind only the Landlords's interest in the Premises, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

      35. NOTICES. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered or given when (a) actually received or
(b) signed for or "refused" as indicated on the postal service return receipt. Delivery may be by personal delivery or by United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

      LANDLORD:         UNIVERSITY FINANCIAL PLAZA ASSOCIATES, LTD

                              3300 University Drive
                              Suite 002
                              Coral Springs, Florida  33065

        With a copy to: John T. Kinsey, Esq.
                              Two Executive Court
                              2300 Corporate Boulevard
                              Suite 112
                              Boca Raton, Florida  33431

      TENANT:

            Before Occupancy: TRANSEASTERN PROPERTIES

            During Occupancy: TRANSEASTERN PROPERTIES
                              3300 University Drive, Suite 001

      Nor shall, at Tenant's sole expense, obtain and keep enforce at all times during the term of this Lease, comprehensive general liability insurance, including property damage on an occurrence basis, with limits of not less than One Million Dollars ($1,000,000.00) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Fire and legal liability insurance in an amount of not less than Fifty Thousand ($50,000.00) shall also be obtained and kept in force during the term of this Lease at Tenant's expense. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured is attached thereto.

      Tenant shall maintain insurance upon Tenant's trade fixtures, merchandise and personal property in the Premises in an amount not less than one hundred percent (100%) of their full replacement cost, which insurance shall provide protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time require.

      All insurance policies required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance, licensed to do business in the State of Florida, and reasonable acceptable to Landlord. Such insurance company or companies shall each have a policyholder's rating of no less than "A" in the most recent edition of BEST INSURANCE REPORTS. No policy shall be cancelable of subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. Landlord shall receive written evidence of insurance maintained by Tenant shall be in a form and, shall have a substance, acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate knowingly or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire or other casualty. If Tenant fails to procure and maintain demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance.

      Tenant hereby waives and releases Landlord of and from any and all liabilities, claims and losses for which Landlord is or may be held liable to the extend Tenant receives insurance proceeds on account thereof. TENANT SHALL LOOK SOLELY TO ITS INSURANCE POLICY PROCEEDS AND SHALL SEED NO ADDITIONAL RECOVERY AGAINST LANDLORD, PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS PARAGRAPH IS INTENDED NOR SHALL IT OPERATE TO IMPAIR OR ADVERSELY AFFECT TENANT'S INSURERS RIGHTS OF SUBROGATION AS TO ANY CLAIM OF TENANT AGAINST LANDLORD.

      Upon Landlord's written request for same, Tenant will provide Landlord with written evidence of Tenant's compliance with its obligations under this
Article 38.

      36. RECORDING. This Lease shall not be recorded without Landlord's prior written consent.

      37. STATUTORILY MANDATED NOTIFICATION. As required by F.S. 404.056(8), Landlord notifies Tenant as follow: "RADON GAS": Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit".

      38. NON-DISCLOSURE. Tenant agrees that it will not divulge or disclose to third parties the terms, provisions and conditions of this Lease. Tenant's breach of this Article 40 shall constitute a default under Article 20 of this Lease, no curative notice to Tenant from Landlord being required.

      39. HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Tenant, its agents, principals, employees, assigns, sublessee, contractors, consultants or invitees without the prior written consent of Landlord, which consent by be withheld for any reason whatsoever or for no reason at all. If Tenant breaches the obligations stated in the preceding sentence, or is the presence of Hazardous Material on the Premises or around the Building caused or permitted by Tenant (or the aforesaid others) results in (a) any contamination of the Building or the surrounding area(s), the soil or surface or ground water or (b) loss or damage to person(s) or property, or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Tenant is legally, actually or factually liable or responsible to Landlord (or any party claiming by, through or under Landlord) from any and all claims, judgements, damages, penalties, fines, costs liabilities or losses [including, without limitation:

      (i) diminution in the value of the Premises and/or any adjoining area(s) which Landlord owns or in which holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the Building is located; (ii) damages arising from adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, reasonable attorneys' and paralegal's fee, (whether incurred in court, out of court, on appeal or in bankruptcy or administrative proceeding during or after the term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Landlord by Tenant included, without limitation, costs incurred in connection with an investigation or site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building.

      Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding areas(s) caused or permitted by Tenant (or the aforesaid others) results in (a) any contamination of the Premises, the Building, the surrounding area(s), the soil or surface or ground water or (b) loss or damage to person(s) or property, then Tenant shall immediately notify Landlord of any contamination, claim of contamination, loss or damage and, after consultation and approval by Landlord, take all actions at Tenant's sole expense as are necessary or appropriate to return the Premises, the Building, the surrounding area(s) and the soil or surface or ground water to the condition existing prior to the introduction of any such Hazardous Material thereto, such that the contaminated areas are brought into full compliance with all applicable statutory regulations and standards. The foregoing obligations and responsibilities of Tenant shall survive the expiration or earlier termination of this Lease.

      As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, by not limited to, those substance, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to local, state or federal governmental law. "Hazardous substance" includes but is not restricted to, asbestos, polychlorobiphenyls ("PCB's), petroleum, any and all materials or substances which are classified as "biohazardous" or "biological waste" (as such terms are defined by Florida Adpter 17- 712, as amended from time to time), and extremely "hazardous waste" or "hazardous substance" pursuant to federal, state or local governmental law.

      Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Lease.

      If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure to comply, notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

      Any non-compliance by Tenant with its duties, responsibilities and obligations under this Article 41 shall be "automatic" (no notice of any nature from Landlord to Tenant being required) default of this Lease (see Article 20).

      Effective January 1, 1989, Section 404.056(8) of the Florida Statutes requires that the following notification be included in, among other documents, rental agreements for buildings in the State of Florida:

            RADON GAS: RADON IS A NATURALLY OCCURRING RADIOACTIVE
            GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE
            EXPOSED TO IT OVER TIME.  LEVELS OF RADON THAT EXCEED
            FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN
            FLORIDA.  ADDITIONAL                      INFORMATION REGARDING
            RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY
            PUBLIC HEALTH UNIT.

      40. AMENDMENTS. This Lease contains the entire agreement between the parties hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the provisions hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representative, except as otherwise herein expressly provided.

      The parties acknowledge that they have read this Lease (to include its Exhibits and attachments) in it entirety, that they are familiar with all of the terms, covenants, provision and conditions set forth therein and that there are no other representations, undertakings, warranties or agreements concerning this Lease which do not appear in writing therein. The parties further acknowledge that the terms and provisions contained within this Lease have been fully, freely and fairly negotiated by and between them.

      IN WITNESS WHEREOF, the undersigned authorities have hereunto executed this Lease, effective on the day and year first above written.

                               LANDLORD

                                  UNIVERSITY FINANCIAL PLAZA
                                  ASSOCIATES, LTD., a Florida
                                  Limited Partnership
                                  By: Sample Financial Plaza, Inc.
                                  a Florida Corporation

                                  By:
---------------------------          --------------------------------------
Witness                              Edward W. Falcone, President
Date: ___________________

-------------------------
Witness
Date:____________________

                                  TENANT
                                  TRANSEASTERN PROPERTIES OF
                                  SOUTH FLORIDA, INC.

                                  By:
_________________________            --------------------------------------
Witness
Date: ___________________

-------------------------
Witness
Date: ___________________

                                    EXHIBIT A

                                PLAN OF PREMISES

                                   EXHIBIT B

                    LEASEHOLD IMPROVEMENTS AND/OR SERVICES

      1. Landlord and Tenant agree that the following improvements shall be installed within the Premises at Tenant's sole cost and expense:

      2. Landlord and Tenant agree that the following additional services shall be provided:

                                       LANDLORD

                                       UNIVERSITY FINANCIAL PLAZA
                                       ASSOCIATES, LTD., a Florida
                                       Limited Partnership
                                       By: Sample Financial Plaza, Inc.
                                       a Florida Corporation

                                       By:
_________________________________         ----------------------------------
Witness                                Edward W. Falcone, President
Date: __________________

_________________________________         ----------------------------------
Witness
Date: ___________________

                                       TENANT
                                       TRANSEASTERN PROPERTIES OF
                                       SOUTH FLORIDA, INC.

Witness__________________________      By:
Date:_____________________                 ---------------------------------


_________________________________        ---------------------------------
Witness
Date: _____________________

                                   EXHIBIT C

                        BUILDING RULES AND REGULATIONS

      The following Building Rules and Regulations have been adopted by Landlord for the care, protection and benefit of the Premises and the Building and for the general comfort and welfare of all Tenants.

      1. The sidewalks, entrances, passages, halls elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Building and Tenant's Premises.

      2. Restroom facilities, water fountains, and other water apparatus shall not be used for any purpose other than those for which they were constructed.

      3. Landlord reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Tenants's Premises or the Building.

      4. Tenant shall not put additional locks or latches upon any door without the prior written discretionary consent of Landlord. Any and all locks so added on any door shall remain for the benefit of Landlord, and the keys to such locks shall be delivered to Landlord by and from Tenant.

      5. Landlord shall not be liable for injuries, damage, theft, or other loss, to persons or property that may occur upon, or near any parking areas that may be provided by Landlord. Tenant, its agents, employees, and invitees are to use same at their own risk, Landlord to provided no security with respect thereto. The driveways, entrances, and exists upon, into and from such parking areas shall not be obstructed by Tenant, Tenant's employees, agents, guests, or invitees. Tenant, its employees, agents, guests and/or invitees shall not park in space(s) that are identified as reserved for others.

      6. Tenant shall not install in the Premises any heavy equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Landlord's written consent.

      7. Landlord reserves the right at a identification or credentials from all persons seeking access to any part of the Building outside ordinary business hours. Landlord will exercise its best judgment in the execution of such control but will not be liable for the granting or refusal of such access.

      8. Landlord reserves the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will be in the best interest of the Building and its Tenants.

      9. No wires of any kind or type (including but not limited to T.V. and radio antennas) shall be attached to the outside of the Building and no wires shall be run or installed in any part of the Building without Landlord's prior written consent.

      10. If the Premises are furnished with carpeting, Tenant shall provide a plexiglass or comparable carpet protection mat for each desk chair customarily used by Tenant. For default or carelessness in these respects, Tenant shall pay Landlord the cost of repairing or replacing said carpet, in whole or in part, as Additional Rent when, in Landlord's sole judgment, shall repair or replacement is necessary.

      11. Landlord shall furnish a reasonable number of door keys to Tenant's Premises and/or Building which shall be surrendered on termination or expiration of the Lease. Landlord reserves the right to require a deposit of such keys to insure their return at the termination or expiration of the Lease. Tenant shall get keys only from Landlord and shall not obtain duplicate keys from outside source. Further, Tenant shall not alter locks or effect any substitution of such locks as are presently being used in Tenant's Premises or the Building.

      12. Tenant shall keep all doors to Premises closed at all times exceptfor ingress and egress to the Premises.

      13. All installations in the Common Telephone/Electrical Equipment Rooms shall be limed to terminal boards and connections. All other electrical equipment mush be installed within Tenant's Premises.

      14. It is expressly understood and agreed that any items of any nature whatsoever placed in Common Areas (i.e., hallways, restrooms, elevators, parking garage, storage areas and regards same.

                                       29